SUPPLEMENT DATED OCTOBER 11, 2013

TO THE INSTITUTIONAL CLASS PROSPECTUS OF

MATTHEWS ASIA FUNDS

DATED APRIL 30, 2013 (AS SUPPLEMENTED)

For all existing and prospective shareholders of Matthews Pacific Tiger Fund - Institutional Class (MIPTX)

Effective at market close on October 25, 2013, the Matthews Pacific Tiger Fund (the “Pacific Tiger Fund”) will be closed to most new investors. The Pacific Tiger Fund will continue to accept investments from existing shareholders. However, once a shareholder closes an account, additional investments in the Pacific Tiger Fund will not be accepted from that shareholder.

The section entitled “Who Can Invest in a Closed Fund?” on page 70 of the prospectus is hereby revised as follows (new text is underlined):

Who Can Invest in a Closed Fund?

The Asia Dividend Fund has limited sales of its shares after June 14, 2013, and the Pacific Tiger Fund has limited sales of its shares after October 25, 2013 (each of the foregoing Funds, a “closed Fund”), because Matthews and the Trustees believe continued unlimited sales of a closed Fund may adversely affect such closed Fund’s ability to achieve its investment objective.

If you were a shareholder of a closed Fund when it closed and your account remains open, you may make additional investments in that closed Fund, reinvest any dividends or capital gains distributions in that account or open additional accounts in that closed Fund under the same primary Social Security Number. To establish a new account in a closed Fund, you must provide written proof of your existing account (e.g., a copy of the account statement) to that closed Fund. A request to open a new account in a closed Fund will not be deemed to be “in good order” until you provide sufficient written proof of existing ownership of that closed Fund to that closed Fund or its representative.

In addition, the following categories of investors may continue to invest in a closed Fund:

•	Financial advisors and discretionary programs with existing clients in the closed Fund
•	Retirement plans or platforms with participants that currently invest in the closed Fund
•	Model-based programs with existing accounts in the closed Fund
•	Trustees, officers and employees of the Funds and Matthews, and their family members

Please note that some intermediaries may not be able to operationally accommodate additional investments in a closed Fund. The Board of Trustees reserves the right to close a Fund to new investments at any time (including further restrictions on one or more of the above categories of investors) or to re-open a closed Fund to all investors at any future date. If you have any questions about whether you are able to purchase shares of a closed Fund, please call 800-789-ASIA [2742].

Please retain this Supplement with your records.